                                                                     Exhibit 4.7

================================================================================

                       AMERICAN REAL ESTATE PARTNERS, L.P.

                       AMERICAN REAL ESTATE FINANCE CORP.

                                     Issuers

                                       and

                            WILMINGTON TRUST COMPANY

                                     Trustee

                                   ----------

                                    INDENTURE

                  Dated as of _______________ ____, __________

                             Senior Debt Securities

================================================================================

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
---------------------------                                    -----------------
310(a)(1)...................................................   7.10
   (a)(2)...................................................   7.10
   (a)(3)...................................................   N.A.
   (a)(4)...................................................   N.A.
   (a)(5)...................................................   7.10
   (b)......................................................   7.08; 7.10
   (c)......................................................   N.A.
311(a)......................................................   7.11
   (b)......................................................   7.11
   (c)......................................................   N.A.
312(a)......................................................   2.06
   (b)......................................................   11.03
   (c)......................................................   11.03
313(a)......................................................   7.06
   (b)(1)...................................................   7.06
   (b)(2)...................................................   7.06; 7.07
   (c)......................................................   7.06; 11.02
   (d)......................................................   7.06
314(a)......................................................   4.02; 4.03; 11.02
   (b)......................................................   N.A.
   (c)(1)...................................................   11.04
   (c)(2)...................................................   11.04
   (c)(3)...................................................   N.A.
   (d)......................................................   N.A.
   (e)......................................................   11.05
   (f)......................................................   N.A.
315(a)......................................................   7.01
   (b)......................................................   7.05; 11.02
   (c)......................................................   7.01
   (d)......................................................   7.01
   (e)......................................................   6.11
316(a)(last sentence).......................................   2.09
   (a)(1)(A)................................................   6.05
   (a)(1)(B)................................................   6.04
   (a)(2)...................................................   N.A.
   (b)......................................................   6.07
   (c)......................................................   9.04
317(a)(1)...................................................   6.08

   (a)(2)...................................................   6.09
   (b)......................................................   2.05
318(a)......................................................   11.01
   (b)......................................................   N.A.
   (c)......................................................   11.01

N.A. means not applicable.

*    This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE.................       1
   SECTION 1.01.  Definitions........................................       1
   SECTION 1.02.  Other Definitions..................................       6
   SECTION 1.03.  Incorporation by Reference of Trust Indenture Act..       6
   SECTION 1.04.  Rules of Construction..............................       6

ARTICLE 2 THE SECURITIES.............................................       7
   SECTION 2.01.  Issuable in Series.................................       7
   SECTION 2.02.  Establishment of Terms of Series of Securities.....       7
   SECTION 2.03.  Execution and Authentication.......................      10
   SECTION 2.04.  Registrar and Paying Agent.........................      11
   SECTION 2.05.  Paying Agent to Hold Money in Trust................      11
   SECTION 2.06.  Holders Lists......................................      12
   SECTION 2.07.  Transfer and Exchange..............................      12
   SECTION 2.08.  Mutilated, Destroyed, Lost and Stolen Securities...      12
   SECTION 2.09.  Outstanding Securities.............................      13
   SECTION 2.10.  Treasury Securities................................      13
   SECTION 2.11.  Temporary Securities...............................      14
   SECTION 2.12.  Cancellation.......................................      14
   SECTION 2.13.  Defaulted Interest.................................      14
   SECTION 2.14.  Global Securities..................................      14
   SECTION 2.15.  CUSIP Numbers......................................      17

ARTICLE 3 REDEMPTION AND PREPAYMENT..................................      17
   SECTION 3.01.  Notices to Trustee.................................      17
   SECTION 3.02.  Selection of Securities to be Redeemed.............      18
   SECTION 3.03.  Notice of Redemption...............................      18
   SECTION 3.04.  Effect of Notice of Redemption.....................      19
   SECTION 3.05.  Deposit of Redemption Price........................      19
   SECTION 3.06.  Securities Redeemed in Part........................      20

ARTICLE 4 COVENANTS..................................................      20
   SECTION 4.01.  Payment of Securities..............................      20
   SECTION 4.02.  Reports............................................      20
   SECTION 4.03.  Compliance Certificate.............................      20
   SECTION 4.04.  Corporate Existence................................      21
   SECTION 4.05.  Calculation of Original Issue Discount.............      22

ARTICLE 5 SUCCESSORS.................................................      22
   SECTION 5.01. Merger, Consolidation or Sale of Assets.............      22

ARTICLE 6 DEFAULTS AND REMEDIES......................................      23
   SECTION 6.01.  Events of Default..................................      23
   SECTION 6.02.  Acceleration.......................................      24
   SECTION 6.03.  Other Remedies.....................................      24
   SECTION 6.04.  Waiver of Past Defaults............................      25
   SECTION 6.05.  Control By Majority................................      25

                            TABLE OF CONTENTS CONT'D

                                                                        Page No.
                                                                        --------
   SECTION 6.06.  Limitation on Suits................................      25
   SECTION 6.07.  Rights of Holders to Receive Payment...............      26
   SECTION 6.08.  Collection Suit by Trustee.........................      26
   SECTION 6.09.  Trustee May File Proofs of Claim...................      26
   SECTION 6.10.  Priorities.........................................      26
   SECTION 6.11.  Undertaking For Costs..............................      27

ARTICLE 7 TRUSTEE....................................................      27
   SECTION 7.01.  Duties of Trustee..................................      27
   SECTION 7.02.  Rights of Trustee..................................      28
   SECTION 7.03.  Individual Rights of Trustee.......................      29
   SECTION 7.04.  Trustee's Disclaimer...............................      29
   SECTION 7.05.  Notice of Defaults.................................      29
   SECTION 7.06.  Reports By Trustee to Holders......................      29
   SECTION 7.07.  Compensation and Indemnity.........................      30
   SECTION 7.08.  Replacement of Trustee.............................      31
   SECTION 7.09.  Successor Trustee by Merger, Etc...................      32
   SECTION 7.10.  Eligibility; Disqualification......................      32
   SECTION 7.11.  Preferential Collection of Claims Against the
                  Company............................................      32

ARTICLE 8 DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE........      32
   SECTION 8.01.  Discharge; Option to Effect Legal Defeasance or
                  Covenant Defeasance................................      32
   SECTION 8.02.  Legal Defeasance and Discharge.....................      33
   SECTION 8.03.  Covenant Defeasance................................      33
   SECTION 8.04.  Conditions to Legal or Covenant Defeasance.........      34
   SECTION 8.05.  Deposited Money and Government Securities to be
                  Held in Trust; Other Miscellaneous Provisions......      35
   SECTION 8.06.  Repayment to the Company...........................      36
   SECTION 8.07.  Reinstatement......................................      36

ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER...........................      36
   SECTION 9.01.  Without Consent of Holders.........................      36
   SECTION 9.02.  With Consent of Holders of Securities..............      38
   SECTION 9.03.  Compliance with Trust Indenture Act................      39
   SECTION 9.04.  Revocation and Effect of Consents and Waivers......      39
   SECTION 9.05.  Notation on or Exchange of Securities..............      40
   SECTION 9.06.  Trustee to Sign Amendments, Etc....................      40

ARTICLE 10 NOTE GUARANTEES...........................................      40
   SECTION 10.01. Guarantee..........................................      40
   SECTION 10.02. Limitation on Guarantor Liability..................      41
   SECTION 10.03. Execution and Delivery of Guarantee................      42

ARTICLE 11 MISCELLANEOUS.............................................      42

                            TABLE OF CONTENTS CONT'D

                                                                        Page No.
                                                                        --------
   SECTION 11.01. Trust Indenture Act Controls.......................      42
   SECTION 11.02. Notices............................................      42
   SECTION 11.03. Communication by Holders of Securities with Other
                  Holders of Securities..............................      43
   SECTION 11.04. Certificate and Opinion as to Conditions
                  Precedent..........................................      44
   SECTION 11.05. Statements Required in Certificate or Opinion......      44
   SECTION 11.06. Rules by Trustee, Paying Agent and Registrar.......      44
   SECTION 11.07. No Personal Liability of Directors, Officers,
                  Employees and Stockholders.........................      44
   SECTION 11.08. GOVERNING LAW......................................      44
   SECTION 11.09. No Adverse Interpretation of Other Agreements......      45
   SECTION 11.10. Successors.........................................      45
   SECTION 11.11. Severability.......................................      45
   SECTION 11.12. Counterpart Originals..............................      45
   SECTION 11.13. Table of Contents, Headings, Etc...................      45

     INDENTURE dated as of [__], [__] between American Real Estate Partners, L.P., a Delaware limited partnership ("AREP") American Real Estate Finance Corp., a Delaware corporation ("AREP Finance" and together with AREP, the "Company"), and Wilmington Trust Company, as trustee (the "Trustee").

     The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities issued under this Indenture (the "Securities"):

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01. Definitions.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Agent" means any Registrar, Paying Agent or co-registrar.

     "AREP" means American Real Estate Partners, L.P. (and not any of its subsidiaries).

     "AREP Finance" means American Real Estate Finance Corp.

     "Bankruptcy Law" means Title 11 of the United States Code, as amended, or any similar federal, state or foreign law for the relief of debtors.

     "Board of Directors" means, with respect to any Person, the board of directors or comparable governing body of such Person.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been adopted by the Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of the certificate and delivered to the Trustee.

     "Business Day" means any day other than a Legal Holiday.

     "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "Clearstream" means Clearstream Banking, Societe Anonyme, Luxembourg.

     "Commission" or "SEC" means the Securities and Exchange Commission.

     "Company" means, collectively AREP and AREP Finance, and any and all successors thereto.

     "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be the Company's principal executive officer, principal financial officer or principal accounting officer.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of Voting Stock, by agreement or otherwise.

     "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.02 or such other address as to which the Trustee may give notice to the Company.

     "Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Definitive Security" means a certificated Security registered in the name of the Holder thereof and issued in accordance with Section 2.07.

     "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.14 as the Depositary with respect to the Securities, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

     "Dollar" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

     "Euroclear" means the Euroclear System.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Foreign Currency" means any currency or currency unit issued by a government other than the government of The United States of America.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, the Commission or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time; provided, however, that all reports and other financial information provided by the Company to the Holders of the Securities, the Trustee and/or the Commission shall be prepared in accordance with GAAP, as in effect on the date of such report or other financial information.

     "Global Security" when used with respect to any Series of Securities issued hereunder, means a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Order, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the outstanding Securities of such Series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal and interest are due, and interest rate or method of determining interest and which shall bear the legend as prescribed by Section 2.14(c).

     "Global Security Legend" means the legend set forth in Section 2.14.(c), which is required to be placed on all Global Securities issued under this Indenture.

     "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

     "Guarantor" means AREP in the event that AREP executes a Guarantee in accordance with the provisions of this Indenture, and its successors and assigns, in each case, until the Guarantee has been released in accordance with the provisions of this Indenture.

     "Holder" means a Person in whose name a Security is registered on the Registrar's books.

     "Indebtedness" has the meaning specified in the applicable Board Resolution, supplemental indenture or Officers' Certificate relating to a particular Series of Securities.

     "Indenture" means this Indenture, as amended or supplemented from time to time.

     "Interest Payment Date" when used with respect to any Series of Securities, means the date specified in such Securities for the payment of any installment of interest on those Securities.

     "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

     "Maturity" when used with respect to any Security or installment of principal thereof, means the date on which the principal of such Security or such installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

     "Offering" means the offering of the Securities by the Company.

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

     "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer or the principal accounting officer of the Company, delivered to the Trustee that meets the requirements of Section 10.05.

     "Opinion of Counsel" means a written opinion from legal counsel that meets the requirements of Section 10.05. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

     "Original Issue Discount Security" means any Security that provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02.

     "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to the Depositary Trust Company, shall include Euroclear and Clearstream).

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning assigned to it in the preamble to this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series" or "Series of Securities" means each series of debentures, notes or other debt instruments of the Company created pursuant to Sections 2.01 and 2.02.

     "Significant Subsidiary" means any Subsidiary which would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended.

     "Stated Maturity" when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the principal amount of such Security is due and payable.

     "Subsidiary" means, with respect to any specified Person:

          (1) any corporation, association or other business entity of which more than 50% of the total Voting Stock is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

          (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or
     (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "Voting Stock" means, with respect to any Person that is (a) a corporation, any class or series of capital stock of such Person that is ordinarily entitled to vote in the election of directors thereof at a meeting of stockholders called for such purpose, without the occurrence of any additional event or contingency,
(b) a limited liability company, membership interests entitled to manage, or to elect or appoint the Persons that will manage the operations or business of the limited liability company, or (c) a partnership, partnership interests entitled to elect or replace the general partner thereof.

     "Wholly Owned Subsidiary" of a Person means a subsidiary of such person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

     SECTION 1.02. Other Definitions.

                                             Defined in
Term                                           Section
----                                         ----------
"Covenant Defeasance".....................      8.03
"Event of Default"........................      6.01
"Legal Defeasance"........................      8.02
"notice of acceleration"..................      6.02
"Paying Agent"............................      2.04
"Registrar"...............................      2.04
"Service Agent"...........................      2.04
"Transfer"................................      5.01

     SECTION 1.03. Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "Indenture Securities" means the Securities;

     "Indenture Security Holder" means a Holder of a Security;

     "Indenture to be Qualified" means this Indenture;

     "Indenture Trustee" or "Institutional Trustee" means the Trustee; and

     "Obligor" on the Securities means the Company and any successor obligor upon the Securities.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

     SECTION 1.04. Rules of Construction.

     Unless the context otherwise requires:

     (a) a term has the meaning assigned to it;

     (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (c) words in the singular include the plural, and in the plural include the singular;

     (d) provisions apply to successive events and transactions; and

     (e) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time.

                                   ARTICLE 2

                                 THE SECURITIES

     SECTION 2.01. Issuable in Series. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. All Securities of a Series shall be identical except as may be set forth in a Board Resolution, a supplemental indenture or an Officers' Certificate detailing the adoption of the terms thereof pursuant to the authority granted under a Board Resolution. In the case of Securities of a Series to be issued from time to time, the Board Resolution, Officers' Certificate or supplemental indenture may provide for the method by which specified terms (such as interest rate, maturity date, record date or date from which interest shall accrue) are to be determined. Securities may differ between Series in respect of any matters.

     SECTION 2.02. Establishment of Terms of Series of Securities. At or prior to the issuance of any Securities within a Series, the following shall be established (as to the Series generally, in the case of Subsection 2.02(a) and either as to such Securities within the Series or as to the Series generally in the case of Subsections 2.02(b) through 2.02(x)) by a Board Resolution, a supplemental indenture or an Officers' Certificate pursuant to authority granted under a Board Resolution:

     (a) the title of the Securities of the Series (which shall distinguish the Securities of that particular Series from the Securities of any other Series);

     (b) any limit upon the aggregate principal amount of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series);

     (c) the date or dates on which the principal and premium, if any, of the Securities of the Series are payable;

     (d) the rate or rates (which may be fixed or variable) at which the Securities of the Series shall bear interest, if any, or the method of determining such rate or rates, the date or dates from which such interest, if any, shall accrue, the Interest Payment Dates on which such interest, if any, shall be payable or the method by which the Interest Payment Dates will be determined, the record dates for the determination of Holders thereof to whom interest is payable (in the case of Securities in registered form), and the basis upon which such interest will be calculated if other than that of a 360-day year of twelve 30-day months;

     (e) the currency or currencies, including composite currencies, in which Securities of the Series shall be denominated, if other than Dollars, the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Securities in registered form) or the principal New York office of the Trustee (in the case of Securities in bearer form), where the principal, premium, if any, and interest with respect to Securities of such Series shall be payable or the method of such payment, if by wire transfer, mail or other means;

     (f) the price or prices at which, the period or periods within which, and the terms and conditions upon which, Securities of the Series may be redeemed, in whole or in part, at the option of the Company or otherwise;

     (g) whether Securities of the Series are to be issued in registered form or bearer form or both and, if Securities are to be issued in bearer form, whether coupons will be attached to them, whether Securities of the Series in bearer form may be exchanged for Securities of the Series in registered form, and the circumstances under which and the places at which any such exchanges, if permitted, may be made;

     (h) if any Securities of the Series are to be issued in bearer form or as one or more Global Securities representing individual Securities of the Series in bearer form, whether certain provisions for the payment of additional interest or tax redemptions shall apply; whether interest with respect to any portion of a temporary Security of the Series in bearer form payable with respect to any Interest Payment Date prior to the exchange of such temporary Security in bearer form for definitive Securities of the Series in bearer form shall be paid to any clearing organization with respect to the portion of such temporary Security in bearer form held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Person entitled to interest payable on such Interest Payment Date; and the terms upon which a temporary Security in bearer form may be exchanged for one or more definitive Securities of the Series in bearer form;

     (i) the obligation, if any, of the Company to redeem, purchase or repay the Securities of the Series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which, and the terms and conditions upon which, Securities of the Series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

     (j) the terms, if any, upon which the Securities of the Series may be convertible into or exchanged for any of the Company's common stock, preferred stock, other securities or warrants to purchase the Company's common stock, preferred stock or other securities and the terms and conditions upon which such conversion or exchange shall be effected, including the initial conversion or exchange price or rate, the conversion or exchange period and any other additional provisions;

     (k) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the Series shall be issuable;

     (l) if the amount of principal, premium, if any, or interest with respect to the Securities of the Series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts will be determined;

     (m) if the principal amount payable at the Stated Maturity of Securities of the Series will not be determinable as of any one or more dates prior to such Stated Maturity, the amount that will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any Maturity other than the Stated Maturity and which will be deemed to be outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined), and, if necessary, the manner of determining the equivalent thereof in Dollars;

     (n) the applicability of, if any, and any changes or additions to Article
8;

     (o) if other than the principal amount thereof, the portion of the principal amount of the Securities of the Series that shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02;

     (p) the terms, if any, of the transfer, mortgage, pledge or assignment as security for the Securities of the Series of any properties, assets, moneys, proceeds, securities or other collateral, including whether certain provisions of the TIA are applicable and any corresponding changes to provisions of this Indenture as then in effect;

     (q) any addition to or change in the Events of Default which applies to any Securities of the Series and any change in the right of the Trustee or the requisite Holders of such Series of Securities to declare the principal, premium, if any, and interest on such Series of Securities due and payable pursuant to Section 6.02;

     (r) if the Securities of the Series shall be issued in whole or in part in the form of a Global Security, the terms and conditions, if any, upon which such Global Security may be exchanged in whole or in part for other individual Definitive Securities of such Series, the Depositary for such Global Security and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the Global Securities Legend;

     (s) any Trustee, authenticating agent, Paying Agent, transfer agent, Service Agent or Registrar;

     (t) the applicability of, and any addition to or change in, the covenants (and the related definitions) set forth in Articles 4 or 5 which applies to the Securities of the Series;

     (u) with regard to Securities of the Series that do not bear interest, the dates for certain required reports to the Trustee;

     (v) any United Stated Federal income tax consequences applicable to the Securities;

     (w) the terms applicable to Original Issue Discount Securities, including the rate or rates at which original issue discount will accrue; and

     (x) any other terms of Securities of the Series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Section 9.01, but which may modify or delete any provision of this Indenture insofar as it applies to such Series).

     All Securities of any one Series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to the Board Resolution, supplemental indenture or Officers' Certificate referred to above, and the authorized principal amount of any Series may not be increased to provide for issuances of additional Securities of such Series, unless otherwise provided in such Board Resolution, supplemental indenture or Officers' Certificate.

     SECTION 2.03. Execution and Authentication. One Officer shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid. A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall at any time, and from time to time, authenticate Securities for original issue in the principal amount provided in the Board Resolution, supplemental indenture or Officers' Certificate, upon receipt by the Trustee of a Company Order. Such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication unless otherwise provided by a Board Resolution, supplemental indenture or Officers' Certificate.

     The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution, supplemental indenture or Officers' Certificate delivered pursuant to Section 2.02, except as provided in Section 2.08.

     Prior to the issuance of Securities of any Series, the Trustee shall have received and (subject to Section 7.02) shall be fully protected in relying on:
(a) the Board Resolution, supplemental indenture or Officers' Certificate establishing the form of the Securities of that Series or of Securities within that Series and the terms of the Securities of that Series or Securities within that Series; (b) an Officers' Certificate complying with Section 10.05; and (c) an Opinion of Counsel complying with Section 10.05.

     The Trustee shall have the right to decline to authenticate and deliver any Securities of such Series: (a) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; or (b) if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors and/or vice-presidents shall determine that such action would expose the Trustee to personal liability to Holders of any then outstanding Series of Securities.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

     SECTION 2.04. Registrar and Paying Agent. The Company shall maintain, with respect to each Series of Securities, at the place or places specified with respect to such Series pursuant to Section 2.02, an office or agency where Securities of such Series may be presented or surrendered for payment ("Paying Agent"), where Securities of such Series may be presented for registration of transfer or for exchange ("Registrar") and where notices and demands to or upon the Company in respect of the Securities of such Series and this Indenture may be served ("Service Agent"). The Registrar shall keep a register with respect to each Series of Securities and to their transfer and exchange. The Company will give prompt written notice to the Trustee of the name and address, and any change in the name and address, of each Registrar, Paying Agent or Service Agent. If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Service Agent or shall fail to furnish the Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more co-registrars, additional paying agents or additional services agents and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain a Registrar, Paying Agent and Service Agent in each place so specified pursuant to Section 2.02 for Securities of any Series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the name or address of any such co-registrar, additional paying agent or additional service agent. The term "Registrar" includes any co-registrar, the term "Paying Agent" includes any additional paying agent; and the term "Service Agent" includes any additional service agent.

     The Company hereby appoints the Trustee as the initial Registrar, Paying Agent and Service Agent for each Series unless another Registrar, Paying Agent or Service Agent, as the case may be, is appointed prior to the time the Securities of that Series are first issued.

     SECTION 2.05. Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent, other than the Trustee, to agree in writing that the Paying Agent will hold in trust, for the benefit of Holders of any Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal of or interest on the Series of Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of any Series of Securities all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

     SECTION 2.06. Holders Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of each Series of Securities and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of each Series of Securities and the Company shall otherwise comply with TIA Section 312(a).

     SECTION 2.07. Transfer and Exchange. When Securities of a Series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of the same Series, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11, 3.06, or 9.05).

     Neither the Company nor the Registrar shall be required (a) to issue, register the transfer of, or exchange Securities of any Series for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Securities of that Series selected for redemption and ending at the close of business on the day of such mailing or (b) to register the transfer or exchange of any Security of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

     SECTION 2.08. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any Series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the Series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.09. Outstanding Securities. The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.09 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

     If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on the Maturity of Securities of a Series money sufficient to pay such Securities of the Series payable on that date, then on and after that date such Securities of the Series shall be deemed to be no longer outstanding and shall cease to accrue interest.

     In determining whether the Holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

     SECTION 2.10. Treasury Securities. In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any request, demand, authorization, notice, direction, waiver or consent, Securities of a Series owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the

Trustee shall be protected in relying on any such request, demand, authorization, notice, direction, waiver or consent, only Securities of a Series that the Trustee knows are so owned shall be disregarded.

     SECTION 2.11. Temporary Securities. Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a Company Order. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities of the same Series and date of maturity in exchange for temporary Securities. Until so exchanged, temporary Securities shall be entitled to the same rights under this Indenture as the Definitive Securities.

     SECTION 2.12. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Securities shall be delivered to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

     SECTION 2.13. Defaulted Interest. If the Company defaults in a payment of interest on a Series of Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, any interest payable on the defaulted interest, to the Persons who are Holders of the Series on a subsequent special record date. The Company shall fix each such special record date and payment date. At least 15 days before the special record date, the Company (or upon the written request of the Company, the Trustee, in the name and at the expense of the Company) shall mail or cause to be mailed to Holders of the Series a notice that states the special record date, the related payment date and the amount of such interest to be paid. The Company may pay defaulted interest in any other lawful manner.

     SECTION 2.14. Global Securities.

     (a) Terms of Securities. A Board Resolution, a supplemental indenture hereto or an Officers' Certificate shall establish whether the Securities of a Series shall be issued in whole or in part in the form of one or more Global Securities and the Depositary for such Global Security or Securities.

     (b) Transfer and Exchange. Notwithstanding any provisions to the contrary contained in Section 2.07 and in addition thereto, any Global Security shall be exchangeable pursuant to Section 2.07 for Securities registered in the names of Holders other than the Depositary for such Security or its nominee only if:

          (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and in either case, the Company fails to appoint a successor Depositary within 90 days of such event;

          (ii) the Company executes and delivers to the Trustee an Officers' Certificate to the effect that such Global Security shall be so exchangeable; or

          (iii) an Event of Default with respect to the Securities represented by such Global Security shall have happened and be continuing. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depository shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms.

     Except as provided in this Section 2.14(b), a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

     (c) Legend. Any Global Security issued hereunder shall bear a legend in substantially the following form:

          "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION
          2.07 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF AMERICAN REAL ESTATE PARTNERS, L.P."

     (d) Acts of Holders.

          (i) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (ii) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (iii) The ownership of bearer securities may be proved by the production of such bearer securities or by a certificate executed by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the bearer securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such bearer securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any bearer security continues until (A) another such certificate or affidavit bearing a later date issued in respect of the same bearer security is produced, (B) such bearer security is produced to the Trustee by some other Person, (C) such bearer security is surrendered in exchange for a registered security or (D) such bearer security is no longer outstanding. The ownership of bearer securities may also be proved in any other manner which the Trustee deems sufficient.

          (iv) The ownership of registered securities shall be proved by the register maintained by the Registrar.

          (v) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (vi) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so if such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (e) Payments. Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 2.02, payment of the principal of and interest, if any, on any Global Security shall be made to the Holder thereof.

     (f) Consents, Declaration and Directions. Except as provided in Section 2.14(e), the Company, the Trustee and any Agent shall treat a person as the Holder of such principal amount of outstanding Securities of such Series represented by a Global Security as shall be specified in a written statement of the Depositary with respect to such Global Security, for purposes of obtaining any consents, declarations, waivers or directions required to be given by the Holders pursuant to this Indenture.

     SECTION 2.15. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in CUSIP Numbers.

                                    ARTICLE 3

                            REDEMPTION AND PREPAYMENT

     SECTION 3.01. Notices to Trustee. The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or may covenant to redeem and pay the Series of Securities or any part thereof prior to the Stated Maturity thereof at such time and on such terms as provided for in such Series of Securities. If a Series of Securities is redeemable and the Company wants or is obligated to redeem prior to the Stated Maturity thereof all or part of the Series of Securities pursuant to the terms of such Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities of the Series to be redeemed and the redemption price. The Company shall give such notice to the Trustee at least 30 but no more than 60 days before the redemption date (or such shorter notice as may be acceptable to the Trustee).

     SECTION 3.02. Selection of Securities to be Redeemed. Unless otherwise indicated for a particular Series by a Board Resolution, supplemental indenture or an Officers' Certificate, if less than all of the Securities are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Securities to be redeemed or purchased as follows: (a) if the Securities are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed; or (b) if the Securities are not listed on a national securities exchange, on a pro rata basis, by lot or in accordance with any other method as the Trustee considers fair and appropriate. No Securities of $1,000 principal amount or less will be redeemed in part. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall make the selection at least 25 but not more than 60 days before the redemption date from outstanding Securities of a Series previously called for redemption.

     If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount of that Security to be redeemed. A new Security in principal amount equal to the unredeemed portion of the original Security presented for redemption will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue or accrete on Securities or portions of them called for redemption.

     SECTION 3.03. Notice of Redemption. Unless otherwise provided for a particular Series of Securities by a Board Resolution, a supplemental indenture or an Officers' Certificate, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

     The notice shall identify the Securities to be redeemed and shall state:

     (a) the redemption date;

     (b) the Redemption Price (as defined in the Indenture for the Series of Securities);

     (c) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security;

     (d) the name and address of the Paying Agent;

     (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

     (f) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on the Securities called for redemption ceases to accrue on and after the redemption date;

     (g) the paragraph of the Securities and/or provision of this Indenture or any supplemental indenture or Board Resolution pursuant to which the Securities called for redemption are being redeemed;

     (h) the CUSIP number, if any, printed on the Securities being redeemed; and

     (i) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date (or such shorter period as shall be acceptable to the Trustee), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

     SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become irrevocably due and payable on the redemption date at the redemption price, plus accrued and unpaid interest to such date. A notice of redemption may not be conditional. Failure to give notice or any defect in the notice to the Holder of any Security shall not affect the validity of the notice to any other Holder.

     SECTION 3.05. Deposit of Redemption Price. On or before 12:00 p.m. (New York City time) on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent (or if the Company or any Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price, of and accrued interest on, all Securities to be redeemed on that date, other than Securities or portions of Securities called for redemption that have been delivered to the Trustee for cancellation. The Trustee or the Paying Agent shall as promptly as practicable return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed. If such money is then held by the Company or a Subsidiary in trust and is not required for such purpose, it shall be discharged from such trust.

     If the Company complies with the provisions of the preceding paragraph, on and after the redemption, interest shall cease to accrue on the Securities called for redemption. If a Security is redeemed on or after an interest record date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal from the redemption date until such principal is paid, and to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities.

     SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                    ARTICLE 4

                                    COVENANTS

     SECTION 4.01. Payment of Securities. The Company covenants and agrees for the benefit of the Holders of each Series of Securities that it will duly and punctually make all payments in respect of each Series of Securities on the dates and in the manner provided in such Series of Securities and this Indenture. Such payments shall be considered made on the date the Trustee or the Paying Agent, if other than the Company or a Subsidiary thereof, holds, in accordance with this Indenture, funds sufficient to make all payments with respect to such Securities then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture.

     SECTION 4.02. Reports. Unless otherwise indicated in a Board Resolution, a supplemental indenture or an Officers' Certificate, whether or not required by the rules and regulations of the Commission so long as any Securities are outstanding, the Company shall furnish to the Trustee and the Holders of the Securities the following:

     (a) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants;

     (b) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports; and

     (c) any other information, reports and documents that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.

in each case, within the time periods specified in the Commission's rules and regulations; provided that such information and reports need not be furnished to the Holders if they are generally available on the Internet free of charge.

     In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission shall not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

     SECTION 4.03. Compliance Certificate.

     (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each of the Company and any other obligors has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each entity has fulfilled all of its obligations under this Indenture throughout such year and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and the nature and status thereof).

     (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.02(a) above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation, reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that a Default or an Event of Default has occurred and is continuing or, if any such Default or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such Default or Event of Default. In the event that such written statement of the Company's independent public accountants cannot be obtained, the Company shall deliver an Officers' Certificate certifying that it has used its best efforts to obtain such statements and was unable to do so.

     (c) The Company shall, so long as any Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default that is then continuing, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

     SECTION 4.04. Corporate Existence. Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect:

     (a) its corporate, partnership or other existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary; and

     (b) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Securities.

     SECTION 4.05. Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                    ARTICLE 5

                                   SUCCESSORS

     SECTION 5.01. Merger, Consolidation or Sale of Assets. Unless otherwise provided for in a particular Series by a Board Resolution, a supplemental indenture or an Officers' Certificate, the Company shall not consolidate with or merge into (whether or not the Company is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of (collectively, "Transfer") all or substantially all of its properties or assets to, another Person unless:

     (a) the resulting, surviving or transferee Person (the "Successor Company") shall be a corporation, limited liability company or limited partnership organized or existing under the laws of the United States, any state thereof or the District of Columbia;

     (b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such Transfer has been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture or amendment, in a form reasonably satisfactory to the Trustee;

     (c) immediately after such transaction, no Default exists; and

     (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or Transfer complies with this Indenture.

     The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture (as modified by a Board Resolution, supplemental indenture or Officers' Certificate), and the predecessor Company, except in the case of a lease of all or substantially all of its assets, shall be released from the obligation to pay the principal of and interest on the Securities. The foregoing will not prohibit a consolidation or merger between the Company and a Wholly Owned Subsidiary, the transfer of all or substantially all of the properties or assets of the Company to a Wholly Owned Subsidiary or the transfer of all or substantially all of the properties or assets of a Wholly Owned Subsidiary to the Company; provided, that if the Company is not the surviving entity of such transaction or the Person to which such transfer is made, the surviving entity or the Person to which such transfer is made shall comply with clause (b) of this paragraph.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

     SECTION 6.01. Events of Default. Unless otherwise indicated for a particular Series of Securities by a Board Resolution, a supplemental indenture or an Officers' Certificate, each of the following constitutes an "Event of Default" with respect to each Series of Securities:

     (a) default for 30 days in the payment of interest when due with respect to the Securities;

     (b) default in payment when due of principal or premium, if any, on the Securities at maturity, upon redemption or otherwise;

     (c) failure by the Company for 30 days after receipt of notice (as specified below) to comply with the provisions described under Section 2.04, 4.02, 4.03 or 5.01;

     (d) failure by the Company for 60 days after notice (as specified below) to comply with its other agreements in this Indenture or the Securities;

     (e) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

          (i) commences a voluntary case;

          (ii) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor;

          (iii) consents to the appointment of a custodian of it or for all or substantially all of its property; or

          (iv) makes a general assignment for the benefit of its creditors;

     (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (i) is for relief against the Company or any Significant Subsidiary in an involuntary case in which it is the debtor;

          (ii) appoints a custodian of the Company or any Significant Subsidiary or for all or substantially all of its property; or

          (iii) orders the liquidation of the Company or any Significant Subsidiary;

and the order or decree contemplated in clause (i), (ii) or (iii), remains unstayed and in effect for 60 consecutive days;

     A Default under paragraph (c) or (d) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

     To the extent that the last day of the period referred to in paragraph (a),
(c), (d), (e) or (f) of this Section 6.01 is not a Business Day, then the first Business Day following such day shall be deemed to be the last day of the period referred to in such clauses. Any "day" will be deemed to end as of 11:59 p.m., New York City time.

     SECTION 6.02. Acceleration. If an Event of Default with respect to any Series of Securities at the time outstanding (other than an Event of Default with respect to the Company specified in paragraph (e) and (f) of Section 6.01) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of that Series may declare the unpaid principal of, (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security) premium, if any, and accrued and unpaid interest on all the Securities of that Series to be due and payable by notice in writing to the Company (and the Trustee, if given by the Holders) specifying the respective Event of Default and that it is a "notice of acceleration." Upon such a declaration, such amounts shall be due and payable immediately. If an Event of Default with respect to the Company specified in paragraph (e) or (f) of Section 6.01 occurs, the principal amount of (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest on all the Securities of each Series of Security shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of any Series of Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived with respect to such Series of Securities (except nonpayment of the principal amount of (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest on all the Securities of that Series that has become due solely because of the acceleration).

     SECTION 6.03. Other Remedies. If an Event of Default with respect to any Series of Securities occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount of (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest on all the Securities of that Series or to enforce the performance of any provision of the Securities of that Series or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities of a Series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default with respect to any Series of Securities shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     SECTION 6.04. Waiver of Past Defaults. Holders of at least a majority in principal amount of the Securities of any Series (including consents obtained in connection with a tender offer or exchange for Securities) by notice to the Trustee may on behalf of the Holders of all of Securities of that Series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount of (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest on all the Securities of that Series. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 6.05. Control By Majority. Holders of a majority in principal amount of the then outstanding Securities of any Series may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it with respect to that Series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines may be prejudicial to the rights of any other Holder of Securities of that Series or that may involve the Trustee in personal liability.

     SECTION 6.06. Limitation on Suits. Except to enforce the right to receive payment of the principal amount of (or, in the case of Original Issue Discount Securities, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest on a Security of Series when due, no Holder of a Security of that Series may pursue any remedy with respect to this Indenture or the Securities of that Series unless:

     (a) the Holder previously gave to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least 25% in principal amount of the then outstanding Securities of that Series make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders of that Series offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

     (e) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities of that Series do not give the Trustee a direction inconsistent with the request.

     A Holder of Securities of any Series may not use this Indenture to prejudice the rights of another Holder of that Series or to obtain a preference or priority over another Holder of that Series.

     SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount of (or, in the case of Original Issue Discount Securities, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest on the Securities held by such Holder, on or after their Maturity, or to bring suit for the enforcement of any such payment on or after their Maturity, shall not be impaired or affected without the consent of such Holder.

     SECTION 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor under the Securities for the whole amount then due and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     SECTION 6.09. Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor under the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

     SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6 with respect to any Series of Securities, it shall pay out the money in the following order:

          First: to the Trustee, its agents and attorneys for amounts due under
     Section 7.07;

          Second: to Holders for amounts due and unpaid on the Securities of that Series for the principal amount of (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of that Series for the principal amount of (or, in the case of Original Issue Discount Securities of that Series, the portion thereby specified in the terms of such Security), premium, if any, and accrued and unpaid interest, respectively; and

          Third: to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

     SECTION 6.11. Undertaking For Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities of any Series.

                                    ARTICLE 7

                                     TRUSTEE

     SECTION 7.01. Duties of Trustee.

     (a) If an Event of Default of which the Trustee has knowledge has occurred and is continuing with respect to any Series of Securities, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default with respect to any Series of Securities:

          (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture, with respect to the Securities of that Series, as modified or supplemented by a Board Resolution, a supplemental indenture or an Officers' Certificate, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may with respect to Securities of that Series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this
     Section 7.01;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 and the Trustee shall be entitled from time to time to request such direction.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b) and (c) of this Section 7.01.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or documents.

     SECTION 7.02. Rights of Trustee.

     (a) The Trustee may conclusively rely on the truth of the statements and correctness of the opinions contained in, and shall be protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, to the extent reasonably required by such inquiry or investigation.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. Prior to taking, suffering or admitting any action, the Trustee may consult with counsel of the Trustee's own choosing and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

     SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

     SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

     SECTION 7.05. Notice of Defaults. If a Default or Event of Default with respect to Securities of any Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of that Series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security pursuant to Section 6.01(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.

     SECTION 7.06. Reports By Trustee to Holders. Unless otherwise specified in the applicable Board Resolution, supplemental indenture or Officers' Certificate, within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Securities remain outstanding, the Trustee shall mail to the Holders of the Securities a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA
Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA
Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

     A copy of each report at the time of its mailing to the Holders shall be mailed to the Company and filed with the Commission and each stock exchange on which the Company has informed the Trustee in writing the Securities are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee in writing when the Securities are listed on any stock exchange and of any delisting thereof.

     SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. To the extent lawful, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the reasonable costs and expenses of enforcing this Indenture against the Company or any other obligors under the Securities (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its gross negligence, bad faith or willful misconduct. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. The Trustee's right to receive payment of any amounts due under this Section 7.07 shall not be subordinate to any other Company Indebtedness.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

     The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

     SECTION 7.08. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created with respect to the Securities of any Series by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities of any Series may remove the Trustee with respect to such Series of Securities by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

     (a) the Trustee fails to comply with Section 7.10;

     (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (c) a Custodian or public officer takes charge of the Trustee or its property; or

     (d) the Trustee becomes incapable of acting.

     If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities of any Series and such Holders do not reasonably promptly appoint a successor Trustee or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of Securities of that Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee, after written request by any Holder of a Security who has been a Holder of a Security for at least six months, fails to comply with
Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the

Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in Section 7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

     SECTION 7.09. Successor Trustee by Merger, Etc. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, such corporation or association shall be otherwise eligible and qualified under this
Article 7 and shall notify the Company of its successor hereunder.

     SECTION 7.10. Eligibility; Disqualification. There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and has a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

     SECTION 7.11. Preferential Collection of Claims Against the Company. The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8

               DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 8.01. Discharge; Option to Effect Legal Defeasance or Covenant Defeasance.

     (a) When (i) the Company delivers to the Trustee all outstanding Securities of a Series (other than Securities replaced pursuant to Section 2.08) for cancellation or (ii) all outstanding Securities have become due and payable at maturity and the Company irrevocably deposits with the Trustee funds sufficient to pay at Maturity all outstanding Securities of such Series, including interest thereon to Maturity (other than Securities replaced pursuant to Section 2.08), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except as set out in Section 8.01(c). The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

     (b) Notwithstanding Section 8.01(a), the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08 and 2.11 and the rights, powers, trusts, duties and immunities of the Trustee, including without limitation, under Sections 7.07, 8.05 and 8.07, and the Company's obligations in connection therewith, shall survive until the Securities of a Series have been paid in full. The rights of outstanding Securities to receive solely from the trust funds described in Section 8.05 payments in respect of principal of, premium, if any, and interest on such Securities when such payments are due shall also survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07 and 8.06 shall survive.

     (c) The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have all of its obligations discharged with respect to all outstanding Securities of any Series pursuant to Section 8.02 or 8.03 and upon compliance with the conditions set forth below in this Article 8.

     SECTION 8.02. Legal Defeasance and Discharge. Upon the Company's exercise under Section 8.01(b) of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04, be deemed to have been discharged from its obligations with respect to all outstanding Securities of that Series on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of that Series, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

     (a) the rights of Holders of outstanding Securities of that Series to receive solely from the trust fund described in Section 8.04(a), payments in respect of the principal of, premium, if any, and interest on such Securities of that Series when such payments are due;

     (b) the Company's obligations with respect to such Securities of that Series under Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08 and 2.11;

     (c) the rights, powers, trusts, duties and immunities of the Trustee, including without limitation, under Sections 7.07, 8.05 and 8.07, and the Company's obligations in connection therewith; and

     (d) the provisions of this Article 8.

     Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03.

     SECTION 8.03. Covenant Defeasance. Upon the Company's exercise under
Section 8.01(b) of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04, be released from its obligations under the covenants contained in a Board Resolution, a supplemental indenture or an Officers' Certificate and Section 5.01 with respect to the outstanding Securities of that Series on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of that Series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities of that Series, the Company and its Subsidiaries may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01(b) of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in
Section 8.04, any event specified in Section 6.01 (other than Section 6.01(e) and (f)) shall not constitute an Event of Default.

     SECTION 8.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section 8.02 or 8.03 to the outstanding Securities:

     In order to exercise either Legal Defeasance or Covenant Defeasance with respect to any Series of Securities:

     (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of that Series of Securities, (i) cash in United States dollars, (ii) non-callable Government Securities or (iii) a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants to pay the principal of, premium, if any, and interest on the outstanding Securities of such Series on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Securities of such Series are being defeased to maturity or to a particular redemption date;

     (b) in the case of an election under Section 8.02, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities of such Series shall not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such Legal Defeasance had not occurred;

     (c) in the case of an election under Section 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities of such Series shall not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (d) no Default or Event of Default with respect to that Series of Securities shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.01(e) and (f) are concerned, at any time in the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

     (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company is a party or by which the Company is bound;

     (f) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

     (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

     (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

     SECTION 8.05. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 8.06, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the outstanding Securities of that Series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities of that Series.

     Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the written request of the Company, and be relieved of all liability with respect to, any money or non-callable Government Securities held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

     SECTION 8.06. Repayment to the Company. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, and interest on any Security and remaining unclaimed for one year after such principal, and premium, if any, or interest, has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

     SECTION 8.07. Reinstatement. If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture, and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

     SECTION 9.01. Without Consent of Holders. Without the consent of any Holder, the Company and the Trustee may amend or supplement this Indenture or the Securities:

     (a) to evidence the succession of another Person to the Company pursuant to
Article 5 and the assumption by such successor of the Company's covenants, agreements and obligations in this Indenture and in the Securities;

     (b) to surrender any right or power conferred upon the Company by this Indenture, to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of all or any Series of Securities as the Board of Directors of the Company shall consider to be for the protection of the Holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in respect of any such additional covenants, restrictions, conditions or provisions a Default or an Event of Default under this Indenture; provided, however, that with respect to any such additional covenant, restriction, condition or provision, such amendment may provide for a period of grace after default, which may be shorter or longer than that allowed in the case of other Defaults, may provide for an immediate enforcement upon such Default, may limit the remedies available to the Trustee upon such Default or may limit the right of Holders of a majority in aggregate principal amount of the Securities of any Series to waive such default;

     (c) to cure any ambiguity or correct or supplement any provision contained in this Indenture, in any supplemental indenture or in any Securities that may be defective or inconsistent with any other provision contained therein;

     (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of any Holders of Securities of any Series;

     (e) to modify or amend this Indenture in such a manner as to permit the qualification of this Indenture or any supplemental indenture hereto under the TIA as then in effect;

     (f) to add or to change any of the provisions of this Indenture to provide that Securities in bearer form may be registrable as to principal, to change or eliminate any restrictions on the payment of principal or premium with respect to Securities in registered form or of principal, premium or interest with respect to Securities in bearer form, or to permit Securities in registered form to be exchanged for Securities in bearer form, so as to not adversely affect the interests of the Holders or any coupons of any Series in any material respect or permit or facilitate the issuance of Securities of any Series in uncertificated form;

     (g) in the case of subordinated Securities, to make any change in the provisions of this Indenture or any supplemental indenture relating to subordination that would limit or terminate the benefits available to any holder of Senior Indebtedness (as defined in the applicable Board Resolution, supplemental indenture hereto or Officers' Certificate related to such Series of Subordinated Securities) under such provisions (but only if each such holder of Senior Indebtedness under such provisions consents to such change);

     (h) to add guarantees with respect to the Securities or to secure the Securities;

     (i) to make any change that does not adversely affect the rights of any Holder;

     (j) to add to, change or eliminate any of the provisions of this Indenture with respect to one or more Series of Securities, so long as any such addition, change or elimination not otherwise permitted under this Indenture shall (x) neither apply to any Security of any Series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor modify the rights of the Holders of any such Security with respect to the benefit of such provision or (y) become effective only when there is no such Security outstanding;

     (k) to conform the text of this Indenture to any provision of this description of debt securities or any description of debt securities contained in the prospectus supplement to the extent that such provision was intended to be a verbatim recitation of the Indenture;

     (l) to evidence and provide for the acceptance of appointment by a successor or separate Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of this Indenture by more than one Trustee; or

     (m) to establish the form or terms of Securities and coupons of any Series pursuant to Article 2.

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.02. With Consent of Holders of Securities. The Company and the Trustee may amend or supplement this Indenture or the Securities of any Series with the consent of the Holders of at least a majority in principal amount of the Securities of such Series then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Securities), and, subject to Sections 6.02, 6.04 and 6.07, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Securities (except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Securities of any Series may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities of such Series voting as a single class (including consents obtained in connection with or a tender offer or exchange offer for the Securities).

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Securities as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such amended or supplemental indenture.

     It shall not be necessary for the consent of the Holders of Securities under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of Securities affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. However, without the consent of the Holders of all of the affected Securities, an amendment, supplement or waiver may not (with respect to any Security of any Series held by a non-consenting Holder):

     (a) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the principal amount of or extend the Stated Maturity of any Security, or alter the provisions with respect to the redemption of the Securities;

     (c) reduce the rate of or extend the time for payment of interest on any Securities;

     (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities then outstanding and a waiver of the payment default that resulted from such acceleration);

     (e) make any Security payable in money other than that stated in the Securities;

     (f) make any change in Section 6.04 or 6.07;

     (g) waive a redemption payment with respect to any Security; or

     (h) make any change in the foregoing amendment and waiver provisions of this Article 9.

     SECTION 9.03. Compliance with Trust Indenture Act. Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

     SECTION 9.04. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder. An amendment or waiver becomes effective once both (i) the requisite number of consents have been received by the Company or the Trustee and (ii) such amendment or waiver has been executed by the Company and the Trustee.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

     SECTION 9.05. Notation on or Exchange of Securities. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

     Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

     SECTION 9.06. Trustee to Sign Amendments, Etc. The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental indenture the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 10.04, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE 10

                                 NOTE GUARANTEES

     SECTION 10.01. Guarantee

     (a) Subject to this Article 10, the Guarantor hereby unconditionally guarantees to each Holder of Securities issued by AREP Finance, authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

          (1) the principal of, premium and liquidated damages, if any, and interest on, the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

          (2) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will pay the same immediately. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

     (b) The Guarantor hereby agrees that its obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

     (c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantor, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

     (d) The Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6 hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

     SECTION 10.02. Limitation on Guarantor Liability.

     The Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantor hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Guarantor that are relevant under such laws.

     SECTION 10.03. Execution and Delivery of Guarantee.

     To evidence its Guarantee set forth in Section 10.01 hereof, the Guarantor hereby agrees that a notation of such Note Guarantee will be endorsed by an Officer of the Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture will be executed on behalf of the Guarantor by one of its Officers.

     The Guarantor hereby agrees that its Guarantee set forth in Section 10.01 hereof will remain in full force and effect notwithstanding any failure to endorse on the Securities a notation of such Guarantee.

     If an Officer whose signature is on this Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Securities on which a Guarantee is endorsed, the Guarantee will be valid nevertheless.

     The delivery of any Securities by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

                                   ARTICLE 11

                                  MISCELLANEOUS

     SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

     SECTION 11.02. Notices. Any notice or communication by the Company, any Guarantor or the Trustee shall be in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested) or by overnight air courier guaranteeing next day delivery, as follows:

     If to the Company:

          AREP
          American Real Estate Finance Corp.
          100 South Bedford Road
          Mount Kisco, New York  10549
          Telecopy: (914) 242-9282
          Attention: Felicia Buebel, Esq.

     With a copy to:

          DLA Piper Rudnick Gray Cary US LLP
          1251 Avenue of the Americas
          New York, New York  10020
          Telecopy: (212) 835-6001
          Attention: Steven L. Wasserman, Esq.

     If to the Trustee:

          Wilmington Trust Company Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890
          Telecopier No.: (302) 636-4140
          Attention: Michael G. Oller

     With a copy to:

          Telecopier No.: ____________
          Attention: _________________

     The Company or the Trustee, by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Holder shall be mailed to its address shown on the register kept by the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

     SECTION 11.03. Communication by Holders of Securities with Other Holders of Securities. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

     SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish, at the request of the Trustee, to the
Trustee:

     (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

     (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

     SECTION 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

     (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied.

     SECTION 11.06. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

     SECTION 11.07. No Personal Liability of Directors, Officers, Employees and Stockholders. No director, officer, employee, incorporator or stockholder of the Company as such shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

     SECTION 11.08. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE SECURITIES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     SECTION 11.09. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 11.10. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 11.11. Severability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.12. Counterpart Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     SECTION 11.13. Table of Contents, Headings, Etc. The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                        SIGNATURES

Dated as of
            -------------------------

                                        AMERICAN REAL ESTATE PARTNERS, L.P.

                                        By: American Property Investors, Inc.,
                                            its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AMERICAN REAL ESTATE FINANCE CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILMINGTON TRUST COMPANY


                                        By:
                                            ------------------------------------
                                        Name: Michael G. Oller, Jr.
                                        Title: Senior Financial Services Officer